                                   EXHIBIT 24
                               POWERS OF ATTORNEY

                                POWER OF ATTORNEY


     The undersigned officer and/or director of Rurban Financial Corp. (the "Company"), does hereby constitute and appoint Richard C. Warrener my true and lawful attorney and agent, with power of substitution, to do any and all acts and things in my name and on my behalf in any and all capacities, and to execute any and all instruments for me and in my name in any and all capacities, which said attorney or agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-8 in connection with the offering of 200,000 Common Shares of the Company pursuant to the Rurban Financial Corp. Stock Option Plan, including specifically but without limitation, power and authority to sign for me in my name in any and all capacities, any and all amendments (including post-effective amendments) to such Registration Statement; and I do hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.



                                             /s/ Thomas C. Williams
                                             ----------------------
                                             Thomas C. Williams

                                POWER OF ATTORNEY


     The undersigned officer and/or director of Rurban Financial Corp. (the "Company"), does hereby constitute and appoint Richard C. Warrener my true and lawful attorney and agent, with power of substitution, to do any and all acts and things in my name and on my behalf in any and all capacities, and to execute any and all instruments for me and in my name in any and all capacities, which said attorney or agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-8 in connection with the offering of 200,000 Common Shares of the Company pursuant to the Rurban Financial Corp. Stock Option Plan, including specifically but without limitation, power and authority to sign for me in my name in any and all capacities, any and all amendments (including post-effective amendments) to such Registration Statement; and I do hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.



                                             /s/ Richard C. Burrows
                                             ----------------------
                                             Richard C. Burrows

                                POWER OF ATTORNEY


     The undersigned officer and/or director of Rurban Financial Corp. (the "Company"), does hereby constitute and appoint Richard C. Warrener my true and lawful attorney and agent, with power of substitution, to do any and all acts and things in my name and on my behalf in any and all capacities, and to execute any and all instruments for me and in my name in any and all capacities, which said attorney or agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-8 in connection with the offering of 200,000 Common Shares of the Company pursuant to the Rurban Financial Corp. Stock Option Plan, including specifically but without limitation, power and authority to sign for me in my name in any and all capacities, any and all amendments (including post-effective amendments) to such Registration Statement; and I do hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.



                                                       /s/ John R. Compo
                                                       -----------------
                                                       John R. Compo

                                POWER OF ATTORNEY


     The undersigned officer and/or director of Rurban Financial Corp. (the "Company"), does hereby constitute and appoint Richard C. Warrener my true and lawful attorney and agent, with power of substitution, to do any and all acts and things in my name and on my behalf in any and all capacities, and to execute any and all instruments for me and in my name in any and all capacities, which said attorney or agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-8 in connection with the offering of 200,000 Common Shares of the Company pursuant to the Rurban Financial Corp. Stock Option Plan, including specifically but without limitation, power and authority to sign for me in my name in any and all capacities, any and all amendments (including post-effective amendments) to such Registration Statement; and I do hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.



                                                  /s/ John Fahl
                                                  -------------
                                                  John Fahl

                                POWER OF ATTORNEY


     The undersigned officer and/or director of Rurban Financial Corp. (the "Company"), does hereby constitute and appoint Richard C. Warrener my true and lawful attorney and agent, with power of substitution, to do any and all acts and things in my name and on my behalf in any and all capacities, and to execute any and all instruments for me and in my name in any and all capacities, which said attorney or agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-8 in connection with the offering of 200,000 Common Shares of the Company pursuant to the Rurban Financial Corp. Stock Option Plan, including specifically but without limitation, power and authority to sign for me in my name in any and all capacities, any and all amendments (including post-effective amendments) to such Registration Statement; and I do hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.



                                             /s/ Robert A. Fawcett, Jr.
                                             --------------------------
                                             Robert A. Fawcett, Jr.

                                POWER OF ATTORNEY


     The undersigned officer and/or director of Rurban Financial Corp. (the "Company"), does hereby constitute and appoint Richard C. Warrener my true and lawful attorney and agent, with power of substitution, to do any and all acts and things in my name and on my behalf in any and all capacities, and to execute any and all instruments for me and in my name in any and all capacities, which said attorney or agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-8 in connection with the offering of 200,000 Common Shares of the Company pursuant to the Rurban Financial Corp. Stock Option Plan, including specifically but without limitation, power and authority to sign for me in my name in any and all capacities, any and all amendments (including post-effective amendments) to such Registration Statement; and I do hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.



                                             /s/ Richard Z. Graham
                                             ---------------------
                                             Richard Z. Graham

                                POWER OF ATTORNEY


     The undersigned officer and/or director of Rurban Financial Corp. (the "Company"), does hereby constitute and appoint Richard C. Warrener my true and lawful attorney and agent, with power of substitution, to do any and all acts and things in my name and on my behalf in any and all capacities, and to execute any and all instruments for me and in my name in any and all capacities, which said attorney or agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-8 in connection with the offering of 200,000 Common Shares of the Company pursuant to the Rurban Financial Corp. Stock Option Plan, including specifically but without limitation, power and authority to sign for me in my name in any and all capacities, any and all amendments (including post-effective amendments) to such Registration Statement; and I do hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.



                                                  /s/ Eric C. Hench
                                                  -----------------
                                                  Eric C. Hench

                                POWER OF ATTORNEY


     The undersigned officer and/or director of Rurban Financial Corp. (the "Company"), does hereby constitute and appoint Richard C. Warrener my true and lawful attorney and agent, with power of substitution, to do any and all acts and things in my name and on my behalf in any and all capacities, and to execute any and all instruments for me and in my name in any and all capacities, which said attorney or agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-8 in connection with the offering of 200,000 Common Shares of the Company pursuant to the Rurban Financial Corp. Stock Option Plan, including specifically but without limitation, power and authority to sign for me in my name in any and all capacities, any and all amendments (including post-effective amendments) to such Registration Statement; and I do hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.



                                                  /s/ W. Scott Muir
                                                  -----------------
                                                  W. Scott Muir

                                POWER OF ATTORNEY


     The undersigned officer and/or director of Rurban Financial Corp. (the "Company"), does hereby constitute and appoint Richard C. Warrener my true and lawful attorney and agent, with power of substitution, to do any and all acts and things in my name and on my behalf in any and all capacities, and to execute any and all instruments for me and in my name in any and all capacities, which said attorney or agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-8 in connection with the offering of 200,000 Common Shares of the Company pursuant to the Rurban Financial Corp. Stock Option Plan, including specifically but without limitation, power and authority to sign for me in my name in any and all capacities, any and all amendments (including post-effective amendments) to such Registration Statement; and I do hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.



                                                  /s/ Steven D. VanDemark
                                                  -----------------------
                                                  Steven D. VanDemark

                                POWER OF ATTORNEY


     The undersigned officer and/or director of Rurban Financial Corp. (the "Company"), does hereby constitute and appoint Richard C. Warrener my true and lawful attorney and agent, with power of substitution, to do any and all acts and things in my name and on my behalf in any and all capacities, and to execute any and all instruments for me and in my name in any and all capacities, which said attorney or agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-8 in connection with the offering of 200,000 Common Shares of the Company pursuant to the Rurban Financial Corp. Stock Option Plan, including specifically but without limitation, power and authority to sign for me in my name in any and all capacities, any and all amendments (including post-effective amendments) to such Registration Statement; and I do hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.



                                             /s/ J. Michael Walz, D.D.S.
                                             ---------------------------
                                             J. Michael Walz, D.D.S.